Exhibit 10.2

                             FORM OF PROMISSORY NOTE

THIS CONVERTIBLE PROMISSORY NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT FOR DISTRIBUTION AND MAY BE TRANSFERRED OR OTHERWISE DISPOSED OF ONLY IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS LEGEND SHALL BE ENDORSED UPON ANY CONVERTIBLE PROMISSORY NOTE ISSUED IN EXCHANGE FOR THIS CONVERTIBLE PROMISSORY NOTE.

                     CENTERSTAGING MUSICAL PRODUCTIONS, INC.

                              _______________, 200_

                                                                       $--------

                           CONVERTIBLE PROMISSORY NOTE

                              Due December 31, 2005

      CENTERSTAGING MUSICAL PRODUCTIONS, INC., a California corporation (the "Company"), for value received, hereby promises to pay to_______________________ or registered assigns (the "Holder") on the 31st day of December, 2005 (the "Maturity Date") at the offices of the Company, 3407 Winona Avenue, Burbank, California, 91540 the principal sum of ____________________ Dollars ($_____) in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts and to pay simple interest on said principal sum at the rate of ten percent (10%) per annum from the date hereof through the Maturity Date. Interest on the principal balance of this Convertible Promissory Note ("Note") shall be payable on the Maturity Date.

      1. Registered Owner. The Company may consider and treat the person in whose name this Note shall be registered as the absolute owner thereof for all purposes whatsoever (whether or not this Note shall be overdue) and the Company shall not be affected by any notice to the contrary. The registered owner of this Note shall have the right to transfer it by assignment and the transferee thereof, upon his registration as owner of this Note, shall become vested with all the powers and rights of the transferor. Registration of any new owner shall take place upon presentation of this Note to the Company at its offices together with the Note Assignment Form attached hereto duly executed. In case of transfers by operation of law, the transferee shall notify the Company of such transfer and of his address, and shall submit appropriate evidence regarding the transfer so that this Note may be registered in the name of the transferee. This
Note is transferable only on the books of the Company by the Holder on the surrender hereof, duly endorsed. Communications sent to any registered owner shall be effective as against all holders or transferees of this Note not registered at the time of sending the communication.

      2. Conversion.

            2.1 Definitions. For purposes of this Note, the following terms shall have the meanings set forth below:

                  (a) "Common Stock" shall mean the Common Stock of the Company or, if the Company completes a Reverse Merger, the Common Stock of the Successor.

                  (b) "Common Stock Equivalents" of any entity at any date shall mean the sum of: (i) the number of shares of common stock of such entity outstanding on such date, plus (ii) the number of shares of common stock of such entity which may be acquired upon exercise or conversion of Stock Equivalents outstanding on such date (ignoring for this purpose vesting and similar conditions).

                  (c) "Conversion Date" shall mean the first to occur of the following: (i) the closing of a Public Offering; or (ii) if the Company completes a Reverse Merger, the 20th trading day following the closing of the Reverse Merger unless the number of outstanding shares of Common Stock Equivalents of the Successor on the closing of the Reverse Merger is greater than 40 million, then the date which is the earlier of 120 days from the closing of the Reverse Merger or the 20th trading day following a reverse stock split effected by the Successor.

                  (d) "Conversion Period" shall mean the period commencing on the Conversion Date and expiring at 5:00 P.M., P.S.T., on the day immediately preceding the Maturity Date.

                  (e) "Conversion Price" shall mean 50% of the Market Price of the Common Stock as of the Conversion Date.

                  (f) "Conversion Stock" shall mean the Common Stock into which this Note can be converted.

                  (g) "Existing Shareholders" shall mean Johnny Caswell, Jan Parent, Roger Paglia and Howard Livingston.

                  (h) "Market Price" of the Common Stock shall mean: (i) if the Conversion Date occurs because of a Public Offering, the per share gross offering price for the Common Stock as set forth in the final prospectus for the Public Offering; or (ii) if the Conversion Date occurs because of a Reverse Merger, the average of the per share closing sales prices (or average of bid and asked prices if no sales price is available) of the Common Stock for the ten trading days ending on the Conversion Date as reported on a service selected by the Company.

                  (i) "Public Offering" shall mean a firmly underwritten public offering of Common Stock by the Company pursuant to a registration statement filed with the SEC pursuant to the Securities Act.

                  (j) "Reverse Merger" shall mean the merger between the Company, on one hand, and the Successor or a subsidiary of the Successor, on the other hand, pursuant to which the shareholders of the Company receive shares of capital stock of the Successor and the Company becomes a subsidiary of the Successor.

                  (k) "SEC" shall mean the Securities and Exchange Commission.

                  (l) "Securities Act" shall mean the Securities Act of 1933, as amended.

                  (m) "Stock Equivalents" shall mean options, warrants, calls, rights, commitments, convertible securities and other securities pursuant to which the holder, directly or indirectly, has the right to acquire (with or without additional consideration) Common Stock.

                  (n) "Successor" shall mean a corporation whose common stock is registered under Section 12 of the Securities Exchange Act of 1934, as amended, which acquires the Company through the Reverse Merger and issues its stock to the stockholders of the Company in the Reverse Merger.

            2.2 Holder Conversion Right. Subject to the terms hereof, during the Conversion Period, the Holder shall have the right to convert the then outstanding principal amount of this Note, together with any accrued interest hereon, into shares of Conversion Stock, at the Conversion Price, by presentation and surrender to the Company, at its then principal office, of this Note together with the Note Conversion Form attached hereto duly executed. Subject to the terms hereof, upon receipt by the Company of this Note and the Note Conversion Form, duly executed at its office, the Holder shall be deemed to be the holder of record of the shares of Conversion Stock issuable upon such conversion, notwithstanding that the stock transfer books of the Company or the Successor, as the case may be, shall then be closed or that certificates representing such shares shall not then be actually delivered to the Holder.

            2.3 Company Conversion Right.

                  (a) During the Conversion Period, the Company shall have the right to cause the Holder to convert the then outstanding principal amount of this Note, together with any accrued interest hereon, into Conversion Stock at the Conversion Price.

                  (b) The foregoing conversion privilege may be exercised during the Conversion Period by written notice by the Company to the Holder at the address for the Holder in the Company's records (the "Company Conversion Notice"). Upon mailing by the Company of the Company Conversion Notice, the Holder shall be deemed to have duly converted the amount of the outstanding principal amount of this Note indicated thereon, together with any accrued interest thereon, into Conversion Stock at the Conversion Price. No interest shall accrue on this Note from and after the mailing of the Company Conversion Notice. Promptly following receipt of the Company Conversion Notice, the Holder shall thereupon deliver this Note to the Company for cancellation. Subject to the terms hereof, upon delivery by the Company of the Company Conversion Notice, the Holder shall be deemed to be the holder of record of the shares of Conversion Stock issuable upon such conversion, notwithstanding that the stock transfer books of the Company or the Successor, as the case may be, shall then be closed or that certificates representing such shares shall not then be actually delivered to the Holder.

            2.4 Minimum/Maximum Conversion Shares. Notwithstanding any provision of this Note to the contrary, each $1,000 principal amount of this Note shall not convert into more than .0027% or less than .0022% of the number of shares of Common Stock Equivalents that the Existing Shareholders hold in the Company or the Successor, as the case may be, as of the Conversion Date, excluding for this purpose shares of Common Stock of the Company and the Successor, as the case may be, issued to the Existing Shareholders (or their affiliates) after the date of this Note for cash consideration not less than 80% of the fair value of such shares as determined in good faith by the Board of Directors of the Company or Successor, as the case may be.

            2.5 Reservation of Shares. The Company will at all times reserve, or cause the Successor to reserve, for issuance and delivery upon conversion of this Note all shares of Conversion Stock or other shares of capital stock of the Company or the Successor (and other securities and property) from time to time receivable upon conversion of this Note.

            2.6 Fractional Shares. Neither the Company nor the Successor shall be required to issue certificates representing fractions of shares, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the Company and the Holder that all fractional interests shall be eliminated.

            2.7 Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company or the Successor, either at law or in equity, and the rights of the Holder are limited to those expressed in this Note.

      3. Covenant re Reverse Merger. The Company agrees that it will not complete a Reverse Merger unless the Successor either assumes all obligations and liabilities of the Company under this Agreement or becomes a co-obligor of the Company of the obligations and liabilities of the Company under this Agreement.

      4. Investment  Intent. The Holder hereby represents and warrants that this
Note is being acquired, and the Conversion Stock issuable upon the conversion of this Note will be acquired, for investment purposes only and without a view to the distribution thereof, and may be transferred only in compliance with the Act. Unless, prior to the conversion of this Note, the issuance of the Conversion Stock has been registered with the SEC pursuant to the Securities Act, the Note Conversion Form shall be accompanied by a representation of the Holder to the effect that such securities are being acquired for investment and not with a view to the distribution thereof, and such other representations and documentation as may be required by the Company or the Successor, as the case may be, unless in the opinion of counsel to the Company or the Successor, as the case may be, such representations or other documentation are not necessary to comply with the Securities Act.

      5. Restrictions on Transfer.

            5.1 Transfer to Comply with the Securities Act. This Note and any Conversion Stock may not be sold or otherwise disposed of except as follows: (i) to a person who, in the opinion of counsel to the Company or the Successor, as the case may be, is a person to whom this Note or the Conversion Stock may legally be transferred without registration and without the delivery of a current prospectus under the Securities Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions hereof with respect to any resale or other disposition of such securities; or
(ii) to any person upon delivery of a prospectus then meeting the requirements of the Securities Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

            5.2 Legend. Upon conversion of this Note and the issuance of Conversion Stock, all certificates representing such securities shall bear on the face thereof substantially the following legend:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of unless registered pursuant to the provisions of that Act or an opinion of counsel satisfactory to the Company is obtained stating that such disposition is in compliance with an available exemption from such registration."

      6. Applicable Law. This Note is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of California, excluding choice of law rules thereof.

      7. Notices. All notices, requests, demands and other communications (collectively, "Notices") given pursuant to this Agreement shall be in writing, and shall be delivered by personal service, courier, facsimile transmission or by United States first class, registered or certified mail, postage prepaid, addressed to the Company at its principal executive offices and the Holder at its address as appears on the records of the Company. Except as expressly provided otherwise in this Note with respect to specific Notices, any Notice, other than a Notice sent by registered or certified mail, shall be effective when received; a Notice sent by registered or certified mail, postage prepaid return receipt requested, shall be effective on the earlier of when received or the third day following deposit in the United States mails. Any party may from time to time change its address for further Notices hereunder by giving notice to the other party in the manner prescribed in this Section.

      8. Miscellaneous. This Note constitutes the rights and obligations of the Holder and the Company. No provision of this Note may be modified except by an instrument in writing signed by the party against whom the enforcement of any modification is sought. This Note shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

      Payment of principal and interest due upon maturity shall be made to the registered Holder of this Note on or after the Maturity Date following presentation of this Note for payment. No interest shall be due on this Note for such period of time that may elapse between the Maturity Date and its presentation for payment.

      No recourse shall be had for the payment of the principal of or interest on this Note against any officer, director or agent of the Company or Successor, past, present or future, all such liability of the officers, directors and agents being waived, released and surrendered by the Holder hereof by the acceptance of this Note.

      IN WITNESS WHEREOF, the Company has caused this Note to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.


                                      CENTERSTAGING MUSICAL
                                      PRODUCTIONS, INC.


                                      By:
                                         ----------------------------------

                     CENTERSTAGING MUSICAL PRODUCTIONS, INC.

                           CONVERTIBLE PROMISSORY NOTE

                              DUE DECEMBER 31, 2005

                              NOTE CONVERSION FORM

         The undersigned hereby irrevocably elects to convert the within Convertible Promissory Note, together with accrued interest thereon.

If the Holder is an individual:      If the Holder is not an individual:
------------------------------       ----------------------------------


-----------------------------------  -------------------------------------------
Name(s) of the Holder                Name of Holder

                                     By:
-----------------------------------     ----------------------------------------
Signature of Holder                  Signature of Authorized Representative

-----------------------------------  -------------------------------------------
Signature, if jointly held           Name and Title of Authorized Representative

-----------------------------------  -------------------------------------------
Address(es) of Holder                Address of Holder

-----------------------------------  -------------------------------------------
Social Security Number(s) of Holder  Taxpayer Identification Number of Holder

-----------------------------------  -------------------------------------------
Date                                 Date

                     CENTERSTAGING MUSICAL PRODUCTIONS, INC.

                           CONVERTIBLE PROMISSORY NOTE

                              DUE DECEMBER 31, 2005

                              NOTE ASSIGNMENT FORM

                               FOR VALUE RECEIVED

      The undersigned ______________________ (please print or typewrite name of assignor) hereby sells, assigns and transfers unto (please print or typewrite name, address and social security or taxpayer identification number, if any, of assignee) the within Convertible Promissory Note of CenterStaging Musical Productions, Inc. in the original principal amount of $___________________________ and hereby authorizes the Company to transfer this Note on its books.


If the Holder is an individual:      If the Holder is not an individual:
------------------------------       ----------------------------------


-----------------------------------  -------------------------------------------
Name(s) of Holder                    Name of Holder

                                     By:
-----------------------------------     ----------------------------------------
Signature of Holder                  Signature of Authorized Representative

-----------------------------------  -------------------------------------------
Signature, if jointly held           Name and Title of Authorized Representative

-----------------------------------  -------------------------------------------
Date                                 Date



                        ---------------------------------
                            (Signature(s) guaranteed)